                                                                   EXHIBIT 99(a)

NEWS RELEASE
------AT THE COMPANY------                     -------FLEISHMAN HILLARD--------
Lynn Afendoulis                                Jeremy Skule
Director of Public Affairs                     Vice President
616/364-6161                                   212/453-2245

FOR IMMEDIATE RELEASE
MONDAY, JULY 12, 2004


          UNIVERSAL POSTS STRONG GROWTH IN THE SECOND QUARTER OF 2004;
                            NET EARNINGS INCREASE 15%


GRAND RAPIDS, MI., July 12, 2004 -- Universal Forest Products (Nasdaq: UFPI) today announced strong second quarter results with a 34.4% increase in net sales to $742.6 million, up from $552.5 million reported for the same period last year. Net sales for the first six months of 2004 were $1.2 billion, a 33.1% increase over net sales of $908.1 million for the same period of 2003.

Net earnings for the quarter were $19.8 million, a 15.1% increase over net earnings of $17.2 million for the same period in 2003. Net earnings for the year to date were $25.3 million, a 16.9% increase over 2003 year-to-date net earnings of $21.7 million.

By market, Universal posted second quarter net sales of:
        o $344.6 million in D-I-Y/retail, up 14.0% over the same quarter last year;
        o $170.3 million in site-built construction, an increase of 68.2% over last year;
        o $124.3 million in industrial, up 56.2% over last year, and
        o $103.4 million in manufactured housing, a 48.9% increase over last year.

"I'm continually proud of our performance and of the hard work of our people," said CEO William G. Currie. "We controlled what we could and delivered very strong results, especially in our site-built and industrial markets."

A few significant factors contributed to the company's performance. Total unit sales increased more than 11% for the quarter thanks to strong unit sales to the site-built, industrial and manufactured housing markets. A decline in units sold to the Do-It-Yourself retail market is attributed to record precipitation in many areas of the country -- notably the Midwest, Texas, and portions of the East -- that forced homeowners to delay home improvement projects. "This showcases the power of our balanced business model and geographic diversity, which allow us to thrive even when one of our markets faces a challenge," Currie explained.

                                                                      MORE...



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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2


The remaining 23% of the company's 34.4% increase in net sales is attributable to the lumber market, which was higher during the second quarter of 2004. Gross profit increased 17.9% for the quarter, exceeding the Company's unit sales increase due, in part, to the impact of the rising lumber market in April and May on products whose selling prices are tied to the lumber market. Other factors affecting the quarter's results included:

   o A fire in April that destroyed a truss plant in Thorndale, Ontario at the start of the building season. Although Universal maintained its service to customers by moving the work to other plants in the U.S., transportation costs and operating inefficiencies resulted in greater costs to the company. Management currently estimates that the insured value of the property destroyed will exceed its net book value.

   o The opening of several new plants this year. As anticipated, the plants were in a start-up phase and were not profitable during their first months of operation.

   o The company continues to bring its multi-family framing operations in the West up to Universal's management standards and profitability targets. "This is a new area of business for us and, as we stated previously, we've experienced some challenges. We believe the changes we've made eventually will lead us to improved profitability," Currie said.

OUTLOOK

The Company currently anticipates continued growth in its business in 2004 and reaffirms its targets for both unit sales and diluted earnings per share growth of 10% to 14% for the year.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, July 13, 2004. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (888) 792-1079 or internationally at (703) 871-3092. Use conference call ID #507398. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a webcast at www.ufpi.com.

Universal Forest Products markets, manufactures, and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. Among the company's newest and fastest-growing ventures are framing and installation services for the site-built and retail sectors. In conjunction with its customers, Universal uses its engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and decks. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.

                                                                      MORE...



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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3


Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.



                              HIGHLIGHTS TO FOLLOW

UNIVERSAL FOREST PRODUCTS, INC.

                CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                            FOR THE SIX MONTHS ENDED
                                 JUNE 2004/2003

                                                      QUARTER PERIOD                                    YEAR TO DATE
                                          --------------------------------------    -----------------------------------------------
(In thousands, except per share data)        2004                 2003                     2004                    2003
                                           --------              -------                 --------                --------
NET SALES                                 $ 742,568    100%     $552,463     100%     $ 1,208,233     100%      $ 908,082     100%

COST OF GOODS SOLD                          649,747   87.50      473,721    85.75       1,059,051    87.65        777,536    85.62
                                           --------              -------                 --------                --------

GROSS PROFIT                                 92,821   12.50       78,742    14.25         149,182    12.35        130,546    14.38


SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                   56,082    7.55       46,697     8.45         100,011     8.28         86,885     9.57
                                           --------              -------                 --------                --------

EARNINGS FROM OPERATIONS                     36,739    4.95       32,045     5.80          49,171     4.07         43,661     4.81

OTHER EXPENSE (INCOME)
     INTEREST EXPENSE                         3,869    0.52        3,958     0.72           7,411     0.61          7,745     0.85
     INTEREST REVENUE                          (102)  -0.01          (84)   -0.02            (185)   -0.02           (131)   -0.01
     GAIN ON SALE OF REAL ESTATE AND
               INTEREST IN SUBSIDIARY          (575)  -0.08           --    0.00            (944)   -0.08              --     0.00
                                           --------              -------                 --------                --------
                                              3,192    0.43        3,874     0.70           6,282     0.52          7,614     0.84
                                           --------              -------                 --------                --------
EARNINGS BEFORE INCOME TAXES
  AND MINORITY INTEREST                      33,547    4.52       28,171     5.10          42,889     3.55         36,047     3.97

INCOME TAXES(1)                              12,645    1.70       10,458     1.89          16,289     1.35         13,249     1.46
                                           --------              -------                 --------                --------


EARNINGS BEFORE  MINORITY INTEREST           20,902    2.81       17,713     3.21          26,600     2.20         22,798     2.51

MINORITY INTEREST                            (1,146)  -0.15         (551)   -0.10          (1,277)   -0.11         (1,136)   -0.13
                                           --------              -------                 --------                --------
NET EARNINGS                              $  19,756    2.66     $ 17,162     3.11     $    25,323     2.10      $  21,662     2.39
                                           ========              =======                 ========                ========



EARNINGS PER SHARE - BASIC                $    1.09             $   0.97              $      1.41               $    1.22

EARNINGS PER SHARE - DILUTED              $    1.06             $   0.94              $      1.35               $    1.19



WEIGHTED AVERAGE SHARES
  OUTSTANDING                                18,050               17,741                   17,994                  17,735

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                          18,702               18,193                   18,694                  18,222


SUPPLEMENTAL SALES DATA
-----------------------
                                                       QUARTER PERIOD                                YEAR TO DATE
                                          --------------------------------------    -----------------------------------------------
MARKET CLASSIFICATION                       2004         %       2003          %      2004            %           2003           %
---------------------                       -----        -       -----         -      -----           -           -----          -
DO-IT-YOURSELF/RETAIL                     $ 344,582     46%     $302,224      55%   $   523,491      43%         $ 458,510      50%
SITE-BUILT CONSTRUCTION                     170,325     23%      101,242      18%       285,163      24%           178,237      20%
MANUFACTURED HOUSING                        103,403     14%       69,453      13%       180,370      15%           126,465      14%
INDUSTRIAL AND OTHER                        124,258     17%       79,544      14%       219,209      18%           144,870      16%
                                          ---------    ---      --------     ---    -----------     ---          ---------     ---
TOTAL                                     $ 742,568    100%     $552,463     100%   $ 1,208,233     100%         $ 908,082     100%

UNIVERSAL FOREST PRODUCTS, INC.



                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 JUNE 2004/2003




(IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   LIABILITIES AND
ASSETS                                  2004              2003     SHAREHOLDERS'EQUITY                        2004          2003
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS                                                   CURRENT LIABILITIES
  Cash and cash equivalents             $  25,080      $  20,574   Notes payable                          $      --     $   1,679
  Accounts receivable                     246,850        200,033   Accounts payable and
  Inventories                             227,455        166,742        accrued liabilities                 206,156       162,402
  Other current assets                     11,809          5,424   Current portion of long-term
                                                                        debt and capital leases                 498         6,271
                                    ---------------   ----------
TOTAL CURRENT ASSETS                      511,194        392,773
                                                                                                      --------------    ----------
                                                                 TOTAL CURRENT LIABILITIES                  206,654       170,352
OTHER ASSETS                                6,974          6,401
INTANGIBLE ASSETS, NET                    132,748        131,858 LONG-TERM DEBT AND CAPITAL
                                                                 LEASES, LESS CURRENT PORTION               287,387       255,975
PROPERTY, PLANT                                                  OTHER LIABILITIES                           33,317        29,819
AND EQUIPMENT,  NET                       208,142        211,277
                                    ---------------   ----------
                                                                 SHAREHOLDERS' EQUITY                       331,700       286,163
                                                                                                      --------------    ----------



                                                                 TOTAL LIABILITIES AND
TOTAL ASSETS                            $ 859,058      $ 742,309   SHAREHOLDERS' EQUITY                   $ 859,058     $ 742,309
                                    ===============   ==========                                     ===============    ==========

UNIVERSAL FOREST PRODUCTS, INC.




                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                            FOR THE SIX MONTHS ENDED
                                 JUNE 2004/2003



------------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                            2004               2003
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                           $  25,323         $  21,662
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                        13,408            12,202
      Amortization of intangibles                                                            940             1,033
      Deferred income taxes                                                                  366            (1,438)
      Minority interest                                                                    1,277             1,136
      Loss on sale of interest in subsidiary                                                 193                --
      (Gain) Loss on sale or impairment of property, plant and equipment                    (730)              640
      Changes in:
        Accounts receivable                                                             (112,052)          (94,237)
        Inventories                                                                      (56,963)             (736)
        Accounts payable                                                                  54,711            52,039
        Accrued liabilities and other                                                     20,714            10,974
                                                                                       ---------         ---------
          NET CASH FROM OPERATING ACTIVITIES                                             (52,813)            3,275

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                              (16,607)          (20,689)
Purchase of licensing agreements                                                              --              (150)
Acquisitions, net of cash received                                                       (10,075)             (187)
Sale of interest in subsidiary                                                             4,679                --
Proceeds from sale of property, plant and equipment                                        3,287             1,147
Other                                                                                      1,678             1,961
                                                                                       ---------         ---------
          NET CASH FROM INVESTING ACTIVITIES                                             (17,038)          (17,918)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (repayments) borrowings under revolving credit facilities and notes payable           83,062            26,437
Repayment of long-term debt                                                               (6,117)           (6,167)
Proceeds from issuance of common stock                                                     1,828               873
Distributions to minority shareholder                                                       (125)             (633)
Dividends paid to shareholders                                                              (897)             (798)
Repurchase of common stock                                                                  (129)           (2,029)
Other                                                                                       (121)               --
                                                                                       ---------         ---------
          NET CASH FROM FINANCING ACTIVITIES                                              77,501            17,683
                                                                                       ---------         ---------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                                    7,650             3,040

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                               17,430            17,534
                                                                                       ---------         ---------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                               $  25,080         $  20,574
                                                                                       =========         =========



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